UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2012

THE ACTIVE NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35187	33-0884962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10182 Telesis Court, Suite 100 San Diego, California	92121

(Address of principal executive offices)	(Zip Code)

(858) 964-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 2, 2012, The Active Network, Inc., a Delaware corporation (“Active”), entered into a First Amendment to Credit Agreement (the “First Amendment”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and J.P. Morgan Securities LLC, as Joint Lead Arrangers, MLPFS, as Sole Book Manager, and the lenders from time to time party thereto.

The First Amendment increases the existing senior secured revolving credit facility to an aggregate principal amount of $100 million (the “Credit Facility”) as well as the sublimit for the issuance of standby letters of credit to $25 million. The First Amendment also increases the “accordion” feature which allows Active, subject to certain terms and conditions, to increase the lending commitments by up to $50 million. The proceeds of the Credit Facility are expected to be used, together with cash on hand, for among other things, capital expenditures and acquisitions, and to provide generally for ongoing working capital requirements and other corporate purposes.

Certain of the lenders and the agents (and their respective subsidiaries or affiliates) under the First Amendment have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to Active or its subsidiaries. These parties have received, and may in the future receive, customary compensation from Active or its subsidiaries for such services.

The foregoing summary of the First Amendment is qualified in its entirety by the full text of the First Amendment, a copy of which is attached to this Report as Exhibit 10.40.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.40	First Amendment to Credit Agreement, dated as of July 2, 2012, by and among The Active Network, Inc., as Borrower, the subsidiaries of Borrower named therein, as Guarantors, the Lenders named therein, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Book Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ACTIVE NETWORK, INC.

Date: July 2, 2012	/s/ Scott Mendel
Scott Mendel
Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

10.40	First Amendment to Credit Agreement, dated as of July 2, 2012, by and among The Active Network, Inc., as Borrower, the subsidiaries of Borrower named therein, as Guarantors, the Lenders named therein, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Joint Lead Arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Book Manager.